UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2015 (June 2, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

David L. Van Andel Trust

On June 2, 2015, Twinlab Consolidated Holdings, Inc. (the “Company”), the David L. Van Andel Trust, under Trust Agreement dated November 30, 1993 (the “Trust”), a Michigan Trust, and David L. Van Andel, a Director of the Company and the Trustee of the Trust, entered into a Stock Purchase Agreement (the “Trust SPA”). Pursuant to the Trust SPA, the Company sold the Trust 3,289,474 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at $0.76 per share or an aggregate price of $2,500,000.24. In addition, pursuant to the Trust SPA, Mr. Van Andel surrendered to the Company for cancellation that certain warrant, dated September 5, 2014, that had provided Mr. Van Andel the right to acquire an aggregate of 5,592,105 shares of Common Stock at $0.76 per share.

The Trust SPA also provided for the issuance to the Trust of two warrants to purchase shares of Common Stock. Pursuant to the first warrant (the “First Trust Warrant”), the Trust has the right to acquire an aggregate 3,289,474 shares of Common Stock at a price of $0.01 per share. In addition to adjustments on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property, the number of shares of Common Stock issuable pursuant to the First Trust Warrant shall be adjusted as follows: In the event that 50% of the Fair Market Value (as defined in the First Trust Warrant) of the Common Stock (i) in a private placement by the Company completed prior to December 31, 2018 (but excluding certain specified placements), (ii) as of December 31, 2018, or (iii) on the date of any partial or whole exercise of the First Trust Warrant prior to December 31, 2018, is less than $0.385 per share, then in each case the existing Current Holder’s Equity Interest (as defined in the First Trust Warrant) applicable to the First Trust Warrant at such time (or in the case of a partial exercise, then with respect to the number of shares so exercised) shall increase (but not decrease) to a new Current Holder’s Equity Interest pursuant to the following formula: New Holder’s Equity Interest = [(2 x Existing Current Holder’s Equity Interest) x ($0.385 ÷ 50% of FMV)] – Existing Current Holder’s Equity Interest.

Pursuant to the second warrant (the “Second Trust Warrant”), the Trust has the right to acquire an aggregate 12,987,012 shares of Common Stock at a price of $0.385 per share. In addition to adjustments on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property, the exercise price shall be subject to decrease (but not increase) as follows: In the event that prior to the September 30, 2017 expiration date, the Company completes a private placement of Common Stock (other than certain specified placements) and 50% of the Fair Market Value (as defined in the Second Trust Warrant) of such private placement is less than $0.385 per share, then the exercise price of the Second Trust Warrant shall automatically on such date be decreased (but not increased) to 50% of the Fair Market Value of such private placement. In the event the Trust exercises the Second Trust Warrant in whole or in part prior to the expiration date and 50% of the Fair Market Value on the date of such exercise is less than $0.385 per share (or in the event that the exercise price has previously been decreased in accordance with the immediately preceding sentence, less than the exercise price following such adjustment), then the exercise price shall be adjusted to 50% of such Fair Market Value for the shares so exercised.

The Company granted the Trust certain registration rights, commencing October 1, 2015, for the shares of Common Stock issuable upon exercise of the First Trust Warrant and Second Trust Warrant.

The foregoing descriptions of the (i) Trust SPA; (ii) First Trust Warrant and (iii) Second Trust Warrant are qualified in their entirety by reference to the full text of such documents, which document are exhibits to this Report.

Little Harbor, LLC

On June 2, 2015, the Company and Little Harbor, LLC, a Nevada limited liability company (“LH”), entered into a Stock Purchase Agreement (the “LH SPA”). Pursuant to the LH SPA, the Company sold LH 3,289,474 shares of Common Stock at $0.76 per share or an aggregate price of $2,500,000.24. LH delivered to the Company the purchase price for the shares in the form of LH’s irrevocable agreement to accept the shares issued by the Company pursuant to the LH SPA in lieu of $2,500,000.24 worth of periodic payments otherwise due LH under that certain Debt Repayment Agreement, dated as of July 31, 2014, by and between LH and the Company’s subsidiary Twinlab Holdings, Inc. (the “Repayment Agreement”).

The LH SPA also provided for the issuance to LH of a warrant to purchase shares of Common Stock (the “LH Warrant”). Pursuant to the LH warrant, LH has the right to acquire an aggregate 3,289,474 shares of Common Stock at a price of $0.01 per share. In addition to adjustments on terms and conditions customary for a transaction of this nature in the event of (i) reorganization, recapitalization, stock split-up, combination of shares, mergers, consolidations and (ii) sale of all or substantially all of the Company’s assets or property, the number of shares of Common Stock issuable pursuant to the LH Warrant shall be adjusted as follows: In the event that 50% of the Fair Market Value (as defined in the LH Warrant) of the Common Stock (i) in a private placement by the Company completed prior to December 31, 2018 (but excluding certain specified placements), (ii) as of December 31, 2018, or (iii) on the date of any partial or whole exercise of the LH Warrant prior to December 31, 2018, is less than $0.385 per share, then in each case the existing Current Holder’s Equity Interest (as defined in the LH Warrant) applicable to the LH Warrant at such time (or in the case of a partial exercise, then with respect to the number of shares so exercised) shall increase (but not decrease) to a new Current Holder’s Equity Interest pursuant to the following formula: New Holder’s Equity Interest = [(2 x Existing Current Holder’s Equity Interest) x ($0.385 ÷ 50% of FMV)] – Existing Current Holder’s Equity Interest.

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The Company granted LH certain registration rights, commencing October 1, 2015, for the shares of Common Stock issuable upon exercise of the LH Warrant.

Mr. Van Andel is the Manager of LH and owns 80.5% of the membership interest in LH.

The foregoing descriptions of the (i) LH SPA and (ii) LH Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report. The foregoing description of the Repayment Agreement is qualified in its entirety by reference to the full text of such document, which document was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 22, 2014.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the (i) Trust SPA and (ii) LH SPA is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced shares of Common Stock in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance and sale of the shares of Common Stock were exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The shares were issued directly by the Company and did not involve a public offering or general solicitation. Each of the purchasers were afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that each purchaser, immediately prior to the issuance of the above-referenced shares, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Each purchaser had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced shares.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.61	Stock Purchase Agreement, dated as of June 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust, under Trust Agreement dated November 30, 1993.
Exhibit 10.62	Warrant, dated June 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust, under Trust Agreement dated November 30, 1993.
Exhibit 10.63	Warrant, dated June 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust, under Trust Agreement dated November 30, 1993.
Exhibit 10.64	Stock Purchase Agreement, dated as of June 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and Little Harbor, LLC.
Exhibit 10.65	Warrant, dated June 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and Little Harbor, LLC.

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 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.61	Stock Purchase Agreement, dated as of June 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust, under Trust Agreement dated November 30, 1993.
Exhibit 10.62	Warrant, dated June 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust, under Trust Agreement dated November 30, 1993.
Exhibit 10.63	Warrant, dated June 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and the David L. Van Andel Trust, under Trust Agreement dated November 30, 1993.
Exhibit 10.64	Stock Purchase Agreement, dated as of June 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and Little Harbor, LLC.
Exhibit 10.65	Warrant, dated June 2, 2015, by and between Twinlab Consolidated Holdings, Inc. and Little Harbor, LLC.

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